Exhibit 10.5
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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE APPLICABLE LAWS.

THIS NOTE IS SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT DATED AUGUST 18, 2004 (THE "SUBORDINATION AGREEMENT") IN FAVOR OF SILICON VALLEY BANK (THE "SENIOR LENDER"), AND THE RIGHTS AND REMEDIES HEREUNDER AND UNDER THE SECURITY AGREEMENT, AS DEFINED BELOW, ARE SUBORDINATE TO THOSE OF THE SENIOR LENDER.


                             DATE: NOVEMBER 10, 2004

                           $[                       ]


                        RETURN ON INVESTMENT CORPORATION

             SUBORDINATED SECOND SECURED CONVERTIBLE PROMISSORY NOTE
                              DUE FEBRUARY 1, 2005


         This Subordinated Second Secured Convertible Promissory Note (the "Note") is issued by Return on Investment Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), pursuant to that certain Securities Purchase Agreement (the "Agreement") entered into concurrently herewith by and between the Company and Oceanus Value Fund, L.P., R Capital II, Ltd., Christopher W. Allick, Granite Hill Capital Ventures LLC, OM Capital, LLC and Todd Selix Blankfort (collectively, the "Buyers").

         1. Payment Obligation. For value received, the Company promises to pay to [ ] or its permitted successors and assigns (collectively, the "Holder") (i) the principal amount of [ ] Dollars ($ ) (to which may be added any liquidated damages


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that accrue pursuant to the terms of the Agreement) and (ii) interest on such principal amount as provided below. The principal amount of this Note, together with all accrued and unpaid interest, shall be due and payable in full on February 1, 2005 (the "Maturity Date"); provided, however, that (i) this Note shall be paid in full upon the earlier of the Maturity Date or the Company's sale or other divestiture (whether by merger or otherwise) of all or substantially all of the stock or assets of GO Software, Inc. (the "GO Software Transaction") and (ii) upon the Company's receipt of equity or debt financing in excess of $500,000 from any person or entity (excluding debt financing from Silicon Valley Bank and financing involving the sale of other Subordinated Second Secured Convertible Promissory Notes concurrently herewith) (a "Financing"), the Company shall immediately pay to the Holder, as a payment on this Note and any other Subordinated Second Secured Convertible Promissory Note(s) payable by the Company to the Holder (collectively, the "Holder Notes"), an amount equal to (A) the amount of the Financing in excess of $500,000 multiplied by (B) a fraction, the numerator of which is the total amount (including any accrued interest) then owed by the Company with respect to the Holder Notes (the "Total Amount") and the denominator of which is the Total Amount plus the total amount (including any accrued interest) then owed by the Company with respect to all other Subordinated Second Secured Convertible Promissory Notes issued by the Company on August 18, 2004, and the date hereof; provided, however that the amount payable to the Holder pursuant to the foregoing shall not exceed the amount needed to pay the Holder Notes in full. Interest on this Note in the amount of [ ] Dollars ($ ) to the Maturity Date shall be pre-paid by the Company upon execution hereof (which pre-payment shall be non-refundable). Accrual of interest on the outstanding principal amount shall commence on the date hereof and shall continue until full payment of the outstanding principal amount has been made or duly provided for. Payments on this Note are payable to the Holder in whose name this Note (or one or more successor Notes) is registered on the records of the Company regarding registration and transfer of this Note (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Agreement. The Company may prepay the principal amount of this Note at any time, without premium or penalty.

         2. Provisions as to Payment. Payments on this Note are payable in immediately available funds in currency of the United States of America at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company


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

shall make payments on this Note, less any amounts required by law to be deducted or withheld, to the Holder of this Note appearing of record as of the fifth business day (as defined in the Agreement) prior to the applicable payment date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such funds shall satisfy and discharge liability on this Note to the extent of the sum represented by such payment plus any amounts so deducted or withheld. All payments under this Note shall be credited first to reimburse the Holder for any cost or expense reimbursable hereunder, then to the payment of accrued interest, and third to the payment of principal.

         3. Withholding. The Company shall be entitled to withhold from all payments of principal or interest pursuant to this Note any amounts required to be withheld under applicable provisions of the United States income tax or other applicable laws at the time of such payments.

         4. Transfer of Note; Opinion of Counsel; Legend.

         (a) This Note has been issued subject to investment representations of the original Holder and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to presentment of this Note for transfer, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the Holder hereof for the purpose of receiving payments as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

         (b) The Holder understands and acknowledges by his or its acceptance hereof that (i) this Note has not been, and is not being, registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that this Note may be sold, assigned or transferred pursuant to an exemption from such registration and (ii) neither the Company nor any other person is under any obligation to register this Note under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.


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

         5. Participation in Subsequent Financings. If, at any time while any amount remains due and payable under this Note, the Company decides to proceed with a financing of any kind other than one involving only debt or debt securities with no equity security component (a "Financing", it shall not proceed with such Financing until it has provided the Holder with all documentation describing such Financing and an opportunity to participate as provided herein. If, within ten (10) business days after the Holder's receipt of the last of such Financing documentation and such other information regarding the Financing as the Holder may request, the Holder gives written notice to the Company that the Holder desires to participate in such Financing, the Company shall thereafter take all actions as are necessary to allow the Holder's participation in the Financing on the same terms as the other participants through the conversion of this Note (or any other Note issued in replacement of this Note) in whole or in part into the security to be issued in such Financing at a conversion price equal to 80% of the price to be paid for such security by other participants (not including other holders of notes substantially identical to this Note) in the Financing on the basis of $1.00 of indebtedness under this Note (including any unpaid interest) for each $1.00 of participation.

         6. Obligations of the Company Herein Are Unconditional. The Company's obligations to repay this Note at the time, place, interest rate and in the currency hereinabove stated are absolute and unconditional. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company. This Note ranks equally with (i) all other Notes issued pursuant to the Agreement and (ii) all Subordinated Second Secured Convertible Promissory Notes issued by the Company to the Buyers pursuant to the Securities Purchase Agreement dated August 18, 2004.

         7. Waiver of Demand, Presentment, Etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for herein. No delay or omission of any Holder hereof in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to, or waiver of, any such right or remedy on any future occasions.


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

         8. Attorney's Fees; Reimbursable Expenses. The Company agrees to pay all costs and expenses, including, without limitation, attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of the Holder's rights as described herein or under the Security Agreement (as defined below).

         9. Default. If one or more of the following described "Events of Default" shall occur:

         (a) The Company shall fail to make timely payment of any amount then due and owing under this Note;

         (b) Any of the representations or warranties made by the Company herein, in the Agreement, the Security Agreement, or in any certificate or other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, the Agreement or the Security Agreement shall be false or misleading in any material respect at the time made and the Holder shall have provided written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of fifteen (15) days after such written notice from the Holder;

         (c) If (i) the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note not covered by clause (a) or (b) above or (ii) a default occurs under the Security Agreement or the Agreement, or any addenda thereto, and such failure or default shall continue uncured for a period of fifteen (15) days after written notice from the Holder;

         (d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due, (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for all or a substantial part of its property or business;

         (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment;


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

         (f) Any governmental agency, or any court of competent jurisdiction at the instance of any governmental agency, shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and such custody or control shall not be released within sixty (60) days thereafter;

         (g) Any money judgment, writ or note of attachment, or similar process in excess of $25,000 in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days;

         (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding;

         (i) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of $25,000 beyond any applicable grace period;

         (j) The Holder shall reasonably believe that there has been a change in control of the Company;

         (k) The Company shall be in default as to any obligation to Silicon Valley Bank beyond any applicable grace period;

         (l) The Company's common stock shall have been voluntarily or involuntarily removed from future quotation on the OTC Bulletin Board;

         (m) Arol Wolford shall be in default as to any obligation under his Guaranty, Pledge and Security Agreement dated August 18, 2004, as amended, beyond any applicable grace period; or

         (n) The Holder shall reasonably believe that there has been a material adverse change in the operations, properties, management or financial condition of the Company.

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver


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

in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default), at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and accrued interest and liquidated damages (if any) hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, anything herein or in any other instrument to the contrary notwithstanding, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity. In the event of a default in any payment required under this Note, from and after the date of default the Company agrees to pay, as liquidated damages (and in addition to the interest specified in Section 1 above), an amount equal to five percent (5%) of the amount then owing on this Note for every thirty (30) days or portion thereof that passes from the date of default until the date the required payment is received by the Holder.

         10. Security. Pursuant to the Security Agreement between the Company and the Buyers dated August 18, 2004, as amended (the "Security Agreement"), this Note is secured by a second-priority security interest in substantially all of the Company's tangible and intangible assets (including intellectual property) (collectively, the "Collateral"). A default under the terms of this Note shall also constitute a default under the Security Agreement.

         11. Due on Sale Clause. If the Company shall sell, convey, transfer, assign or further encumber the Collateral or any part thereof or any interest therein, whether legal or equitable, in any manner (whether voluntarily or involuntarily) not permitted under the Security Agreement, without the prior written consent of the Holder, which consent the Holder shall have no obligation to give, the Holder shall have the right, at his or its option, to declare this
Note immediately due and payable irrespective of the Maturity Date specified herein. Any consent by the Holder to such a transfer may be predicated upon such terms, conditions and covenants as may be deemed advisable or necessary in the sole discretion of the Holder, including, but not limited to, the right to (i) require the transferee's assumption of personal liability on the debt hereunder,
(ii) approve the form and substance of all transfer and assumption documents,
(iii) change the interest rate, date of maturity and amount and/or schedule of payments hereunder and (iv) charge a fee based on a percentage of the original principal amount of this Note. The granting of permission for a transferee of the Collateral to assume this


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

Note shall not in any manner be deemed a consent to any subsequent transfer, and the Holder shall retain the right to consent to such subsequent transfer or transfers on the terms and conditions stated above. Consent to one such transfer shall not be deemed to be a waiver of the right of such consent to further or successive transfers. No assumption or consent to any subsequent transfer shall be deemed to constitute a release of the Company's obligations hereunder.

         12. Enforceability; Maximum Interest Rate.

         (a) In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

         (b) Notwithstanding anything to the contrary contained in this Note, the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take interest ("interest" being defined, for purposes of this paragraph, as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received or paid under this Note) in excess of the maximum rate allowed by applicable law. During any period of time in which the interest rate specified herein exceeds such maximum rate, interest shall accrue and be payable at such maximum rate. For purposes of this Note, the term "applicable law" shall mean that law in effect from time-to-time and applicable to the transaction between the Company and the Holder which lawfully permits the charging and collection of the highest permissible rate of interest on such transaction and this Note, including the laws of the State of Georgia and, to the extent controlling, laws of the United States of America.

         13. Entire Agreement. This Note, together with the Agreement and the Security Agreement and any exhibits or schedules attached thereto, and any addenda to any of the foregoing, constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings, written or oral, with respect to such subject matter. No provision of this Note shall be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.


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

         14. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to applicable principles of conflict of law.

         15. Headings. The headings in this Note are for convenience only, and shall not be used in the construction of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officers on the date first written above.

                                           The Company:

                                           RETURN ON INVESTMENT CORPORATION

                                           By:
                                               ---------------------------------
                                               Chief Financial Officer
                                           By:
                                               ---------------------------------
                                               Secretary


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